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                      METROPOLITAN LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT NO. 13S

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                         SUPPLEMENT DATED JULY 22, 2011
           TO THE PROSPECTUS DATED NOVEMBER 3, 2003 (AS SUPPLEMENTED)

This supplement revises information contained in the Prospectus for the above-named variable life insurance policy issued by Metropolitan Life Insurance Company.

Effective on or around August 26, 2011, the assets of Wells Fargo VT Core Equity Fund (the "Target Portfolio") will be transferred to Wells Fargo VT Opportunity Fund (the "Acquiring Portfolio") in exchange for shares of beneficial interest of the Acquiring Portfolio. The Target Portfolio will be liquidated and shares of beneficial interest of the Acquiring Portfolio with the same aggregate net asset value as their shares of beneficial interest of the Target Portfolio will be distributed on a tax-free basis to the shareholders of the Target Portfolio.

Prior to the merger, you may transfer cash value out of the Target Portfolio to any other Portfolio available under your Policy without fees and charges. Transfers out of the Target Portfolio will not count towards any maximum number of allowable transfers, if applicable.

Any elections existing Policy Owners have on file for the Target Portfolio for the allocation of premiums or cash value will be redirected to the Acquiring Portfolio. References in the Prospectus to the Target Portfolio are deemed to refer to the Acquiring Portfolio.

The following table presents the Acquiring Portfolio's estimated management fee, distribution and/or service (12b-1) fees, and other expenses. The Acquiring Portfolio provided this information and we have not independently verified it.

                                              DISTRIBUTION            ACQUIRED    TOTAL      CONTRACTUAL FEE  NET TOTAL
                                              AND/OR                  FUND FEES   ANNUAL     WAIVER AND/OR    ANNUAL
                               MANAGEMENT     SERVICE       OTHER     AND         OPERATING  EXPENSE          OPERATING
PORTFOLIO                      FEE            (12B-1) FEES  EXPENSES  EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES*
-----------------------------  ------------   ------------  --------  ---------   ---------  -------------    ----------
WELLS FARGO VARIABLE TRUST
VT Opportunity Fund - Class I          0.65%           --      0.20%      0.01%       0.86%             --         0.86%

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*    Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

The following table presents the Acquiring Portfolio's investment objective and investment adviser.

PORTFOLIO                                    INVESTMENT OBJECTIVE         INVESTMENT ADVISER/SUBADVISER
----------------------------       --------------------------------       -----------------------------
WELLS FARGO VARIABLE TRUST         Seeks long-term capital appreciation.  Wells Fargo Funds Management
  VT Opportunity Fund - Class I                                           Subadviser: Wells Capital Management Incorporated

PLEASE BE ADVISED THAT OUR FORMS AND COMMUNICATIONS WITH YOU, INCLUDING CONFIRMATION STATEMENTS, MAY TEMPORARILY CONTINUE TO REFER TO THE TARGET PORTFOLIO UNTIL WE ARE ABLE TO REVISE SUCH DOCUMENTS.

MORE INFORMATION ABOUT THE PORTFOLIO IS CONTAINED IN THE PROSPECTUS FOR THE PORTFOLIO. A CURRENT PROSPECTUS FOR THE PORTFOLIO CAN BE OBTAINED BY CALLING 1-908-253-1400.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.